UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2018

NEUROCRINE BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-22705	33-0525145
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12780 El Camino Real, San Diego, California	92130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 617-7600

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the regisrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Neurocrine Biosciences, Inc. (the “Company”) maintains a bonus program for all employees of the Company, including its executive officers (the “Bonus Plan”). The Bonus Plan is administered by the Compensation Committee of the Board of Directors (the “Compensation Committee”). The purpose of the Bonus Plan is to reward employees, including executive officers, for successful achievement of specified performance goals.

The Compensation Committee may, at their sole discretion, eliminate any individual bonus or reduce or increase the amount of compensation payable with respect to any individual bonus. An executive officer must be an employee of the Company on the date of payment to qualify for a bonus under the Bonus Plan. Any executive officer who leaves the employment of the Company, voluntarily or involuntarily, prior to the payment date, is ineligible for any bonus under the Bonus Plan. On February 5, 2018, the Compensation Committee approved bonus payouts under the Bonus Plan for 2017 goal achievement. The individual amounts approved for payment to the Company’s named executive officers are set forth below:

Officer	Title	Bonus Amount
Kevin Gorman	Chief Executive Officer	$515,200
Christopher O’Brien	Chief Medical Officer	$288,420
Matthew Abenethy*	Chief Financial Officer	$ 20,071
Haig Bozigian	Chief Development Officer	$235,060
Eric Benevich	Chief Commercial Officer	$246,000

*Mr. Abernethy joined the Company November 29, 2017.

On February 5, 2018, the Compensation Committee approved 2018 base salaries for the Company’s named executive officers. The individual 2018 base salaries approved for the Company’s named executive officers are set forth below:

Officer	Title	Base Salary
Kevin Gorman	Chief Executive Officer	$675,000
Christopher O’Brien	Chief Medical Officer	$501,600
Matthew Abernethy	Chief Financial Officer	$420,000
Haig Bozigian	Chief Development Officer	$439,500
Eric Benevich	Chief Commercial Officer	$432,600

On February 5, 2018, the Compensation Committee approved the grant of stock options to the Company’s named executive officers pursuant to the Company’s 2011 Equity Incentive Plan. The exercise price for these options is equal to the closing price of the Company’s stock on the NASDAQ Global Select Market on February 5, 2018 of $81.49. Dr. O’Brien’s options have a 10-year term and vest ratably over a two year period. The other options in the table below have a 10-year term and vest ratably on a monthly basis over a four year period, subject to the executive officer’s continued service to the Company. The individual option grants approved for the Company’s named executive officers are set forth below:

Officer	Title	Options Granted
Kevin Gorman	Chief Executive Officer	104,200
Christopher O’Brien	Chief Medical Officer	9,250
Matthew Abernethy	Chief Financial Officer	0
Haig Bozigian	Chief Development Officer	30,400
Eric Benevich	Chief Commercial Officer	34,750

On February 5, 2018, the Compensation Committee approved the grant of restricted stock units (“RSU”) to the Company’s named executive officers pursuant to the Company’s 2011 Equity Incentive Plan. These RSU vest ratably on an annual basis over a four year period, subject to the executive officer’s continued service to the Company. The individual RSU approved for the Company’s named executive officers are set forth below:

Officer	Title	RSU Granted
Kevin Gorman	Chief Executive Officer	18,400
Christopher O’Brien	Chief Medical Officer	0
Matthew Abernethy	Chief Financial Officer	0
Haig Bozigian	Chief Development Officer	5,350
Eric Benevich	Chief Commercial Officer	6,150

On February 5, 2018, the Compensation Committee approved the grant of performance-based RSUs (“PRSUs”) to the Company’s named executive officers pursuant to the Company’s 2011 Equity Incentive Plan. A portion of the PRSUs shall vest upon the date the Company has received approval from the FDA for a New Drug Application for opicapone within a specified time period, and the remaining portions of the PRSUs shall vest upon the achievement of specified revenue milestones within a specified time period. These PRSUs expire in March 2021. The amounts of the individual PRSUs approved for the Company’s named executive officers are set forth below:

Officer	Title	PRSU Granted
Kevin Gorman	Chief Executive Officer	18,400
Christopher O’Brien	Chief Medical Officer	0
Matthew Abernethy	Chief Financial Officer	12,250
Haig Bozigian	Chief Development Officer	12,250
Eric Benevich	Chief Commercial	12,250

In addition, on February 5, 2018, the Compensation Committee approved the additional grant 12,250 PRSUs to Mr. Abenethy. This PRSU grant shall vest upon the date the Company has achieved both 1) obtaining positive pivotal clinical trial data for the treatment of Tourette’s syndrome with valbenazine, and 2) FDA acceptance of a New Drug Application for the treatment of Tourette’s syndrome with valbenazine, and expires February 5, 2020.

On February 5, 2018, the Compensation Committee approved bonus targets for the Company’s employees for payouts under the Company’s Bonus Plan for 2018 goal achievement. The individual amounts approved for payment to the Company’s named executive officers are set forth below:

Officer	Title	Bonus Target
Kevin Gorman	Chief Executive Officer	70%
Christopher O’Brien	Chief Medical Officer	50%
Matthew Abernethy	Chief Financial Officer	50%
Haig Bozigian	Chief Development Officer	50%
Eric Benevich	Chief Commercial Officer	50%

On February 5, 2018, the Compensation Committee approved a consulting arrangement with Dr. O’Brien to be effective February 28, 2018, the date of Dr. O’Brien’s retirement from the Company. Under the consulting arrangement, Dr. O’Brien shall provide consulting services exclusively to the Company for a minimum period of three years. Dr. O’Brien will receive $20,000 per quarter as payment for these services. Under the terms of the Company’s 2011 Equity Incentive Plan, Dr. O’Brien’s outstanding stock option and RSU grants shall continue to vest. Dr. O’Brien’s outstanding PRSU grant shall terminate upon his retirement from the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 9, 2018	NEUROCRINE BIOSCIENCES, INC.

/s/ Darin M. Lippoldt
Darin M. Lippoldt Chief Legal Officer